UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2014

C&F FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

802 Main Street, West Point, Virginia	23181
(Address of principal executive offices)

Registrant’s telephone number, including area code (804) 843-2360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 11, 2014, C&F Financial Corporation (the “Company”) issued a press release announcing that the Company’s Board of Directors authorized the repurchase of up to $5 million of the Company’s outstanding shares of common stock through May of 2015. A copy of the Company's news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

99.1	C&F Financial Corporation news release dated June 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION REGISTRANT

Date: June 11, 2014	By:	/s/ Thomas F. Cherry
Thomas F. Cherry
Chief Financial Officer

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